                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):        April 8, 2002


                            STRATEGIC DIAGNOSTICS INC.
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


             Delaware                            000-68440                           56-1581761
  --------------------------------      ----------------------------      ----------------------------------
   (State or Other Jurisdiction                 (Commission                       (I.R.S. Employer
        of Incorporation or                         file                            Identification
           Organization)                          number)                              Number)

111 Pencader Drive Newark, Delaware                                19702
--------------------------------------------------------    --------------------
(Address of Principal Executive Offices)                        (Zip Code)


                                 (302) 456-6789
                                 --------------
              (Registrant's telephone number, including area code)

Item 9.  Regulation FD Disclosure.

         On April 8, 2002, Strategic Diagnostics Inc. ("SDI") issued a press release providing a first quarter update. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits.

Items (a) and (b) are inapplicable.

(c)   Exhibits

Exhibit No.           Description
-----------           -----------

99.1                  Press Release issued by Strategic Diagnostics Inc. on
                      April 8, 2002.

                                   SIGNATURES



         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.





Date: April 10, 2002                           Strategic Diagnostics Inc.
      --------------

                                          By:   /s/ Arthur A. Koch, Jr.
                                               ------------------------------
                                               Arthur A. Koch, Jr.

                                               Chief Operating Officer

                                  EXHIBIT INDEX





Exhibit No.                Description
-----------                -----------

99.1                       Press Release issued by Strategic Diagnostics Inc. on
                           April 8, 2002.